Cancer Genetics & Professional Laboratory Services Jon Cohen, MD Senior Vice President and Group Executive Diagnostic Solutions, Chief Medical Officer November 5th, 2014

| 2 Safe Harbor Disclosure The statements in this presentation which are not historical facts may be forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date that they are made and which reflect management’s current estimates, projections, expectations or beliefs and which involve risks and uncertainties that could cause actual results and outcomes to be materially different. Risks and uncertainties that may affect the future results of the Company include, but are not limited to, adverse results from pending or future government investigations, lawsuits or private actions, the competitive environment, changes in government regulations, changing relationships with customers, payers, suppliers or strategic partners and other factors discussed in the Company's most recently filed Annual Report on Form 10-K and in any of the Company's subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including those discussed in the “Business,” “Risk Factors,” “Cautionary Factors that May Affect Future Results” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of those reports.

| 3 Cancer Genetics Assessing Risk Breast & Ovarian Colorectal & Endometrial BRCAvantage™ Guiding Treatment Solid Tumor Leukemia OncoVantage™

| 4 BRCAvantage™: Assessing Risk of Breast and Ovarian Cancer Market Overview and Trends 940,000 people in the US carry the BRCA gene 2.3M at high risk and should be screened $3B market

| 5 BRCAvantage™: Insights and Services Concierge & Preauthorization Services Women’s Health, Primary Care, Hospital, and Oncology Sales Teams BRCAvantage™ Plus 7 Gene Expanded Breast Cancer Panel Specialized Medical Oncology Sales Team Patient Awareness Advocacy Financial Assistance Genetic Counseling

| 6 OncoVantage™: Guiding Cancer Treatment Market Overview and Trends 1.6M new cancer cases each year 1.2M estimated patients with failed therapy $1.3B is underpenetrated approximately

| 7 OncoVantage™ Guiding Treatment Memorial Sloan Kettering Cancer Center and Quest Diagnostics Partner to Advance Precision Medicine in Cancer Diagnosis and Treatment Diagnostic insights into gene mutations in solid tumor cancers will aid therapy selection and prognosis for patients and advance research Jun 1, 2014 NEW YORK and MADISON, N.J., June 1, 2014 /PRNewswire/ -- Memorial Sloan Kettering Cancer Center, the world's oldest and largest private cancer center, and Quest Diagnostics (NYSE: DGX), the world's leading provider of diagnostic information services, today announced a joint collaboration that will utilize MSK's clinical and research insights into gene mutations associated with solid tumors. The goal is to use molecular laboratory testing to improve physicians' ability to treat patients with breast, prostate, colon, lung, and a variety of other solid tumor cancers by giving them a better understanding of the genomic underpinnings of their patients' illnesses.

Professional Lab Services | 8

| 9 Hospital and Hospital System Business Solutions Level of Strategic Partnership Reference Testing Options Managed Labs Options V alue C re atio n Outreach Solutions Population Management Utilization Management Improve Inpatient Experience Clinical Franchise Solutions Increase Patient Stickiness Reference Testing Expanded Reference Supply Chain Management Managed Labs Joint Venture

| 10 PLS Strategic Relationships Client State Number of Hospitals Number of Beds Safety Net Illinois 1 125 Rural New York 1 100 Community Connecticut 1 200 Health System Alabama 4 956 Community Pennsylvania 1 200 Health System New Jersey 4 1250 A Track Record of Success

| 11 Key Takeaways Aggressively pursuing the growing market for cancer genetics Successfully launched and enhanced BRCAvantage solution Partnered with world’s premier cancer institution to reach community oncologists Leveraging Quest assets to deepen relationships with hospital clients New professional lab services business demonstrates ability to grow organically